UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               ADYM W. RYGMYR
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2012



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2012




[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA GROWTH AND TAX STRATEGY FUND]

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      ANNUAL REPORT
      USAA GROWTH AND TAX STRATEGY FUND
      MAY 31, 2012

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PRESIDENT'S MESSAGE

"FEAR ONCE AGAIN DOMINATED THE MARKETS
AND INVESTORS SOLD STOCKS AND OTHER RISKIER        [PHOTO OF DANIEL S. McNAMARA]
ASSET CLASSES AND SOUGHT THE RELATIVE SAFETY
OF U.S. TREASURIES."

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JUNE 2012

Investor sentiment and the financial markets were volatile during the one-year reporting period. Yet U.S. stocks, which ended the fiscal year roughly where they started, performed admirably when compared to the rest of the world. As Europe's sovereign debt crisis continued and its economies weakened, the international developed and emerging equity markets recorded substantial declines. Precious metals performed well, but mining companies generally underperformed compared to the metals they produced; the mining sector was challenged by higher operating costs, rising capital expenditures, resource nationalization, and higher taxes. Meanwhile, U.S. Treasuries generated strong returns -- much to the surprise of some market participants.

When the fiscal year began, stocks seemed poised to do well. The U.S. economy appeared to be bouncing back from an earlier slowdown, while investors showed optimism that Europe had temporarily contained its financial problems. During the summer, investors were distracted by the threat of a potential U.S. government shutdown if an agreement wasn't reached to raise the nation's debt ceiling. Eventually, a bi-partisan super-committee was formed in an attempt to reach a lasting compromise and the immediate crisis was averted. In the end, this super-committee failed to reach an agreement, and $1.2 trillion in spending cuts, including a large reduction in military spending, will automatically take effect in 2013 unless Congress acts. (This is the "fiscal cliff" being discussed in the media.)

The "achievement" of raising the debt ceiling was quickly overshadowed by much weaker-than-expected economic data in the United States and Europe. Fear once again dominated the markets and investors sold stocks and other riskier asset classes and sought the relative safety of U.S. Treasuries. As prices increased, yields (which move in the opposite direction of prices) declined.

During the winter, economic data -- including the level of unemployment -- appeared to improve. We were skeptical, largely because we believed that the data were temporarily influenced by the unusually mild winter. Nevertheless, investors seized on the "good" news and stocks and riskier asset classes performed well. They extended their gains as the European Central Bank

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continued its version of quantitative easing (long-term refinancing operations or "LTROs"), flooding the European banking system with euros.

Until inflation begins to emerge -- and at the time of this writing, it was relatively subdued -- interest rates are unlikely to start rising. In the meantime, money markets continue to yield a single basis point, which is just 1/100th of a percent. Under these market conditions, certain investors may find other investment possibilities that offer higher yields than money market funds. These include but are not limited to short-term certificates of deposit, bank savings accounts and short duration bond funds. However, these investments may carry additional risks, including the risk of loss of principal and decreased liquidity. All investors should consider these investments in light of their particular investment objectives and risk tolerance.

In closing, I'd like to acknowledge the contribution made by Didi Weinblatt, who has been with USAA since 2000 and has served as portfolio manager of the USAA Asset Management Company. During her tenure, the markets have seen tremendous ups and downs. Through it all, she has been a wise and careful steward of her portfolios.

From all of us here at USAA Asset Management Company*, thank you for your continued investment in our family of mutual funds.

Sincerely,

/s/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Asset Management Company

*Effective January 1, 2012, USAA Asset Management Company began advising each series of USAA Mutual Funds Trust, replacing USAA Investment Management Company.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. o INVESTMENTS/INSURANCE: NOT FDIC INSURED o NOT BANK ISSUED, GUARANTEED OR UNDERWRITTEN o MAY LOSE VALUE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. o As interest rates rise, existing bond prices fall.
o All equity investments entail risk, including possible loss of principal, and individual stocks may be more volatile than other investments and provide less income. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o CDs are insured by FDIC and offer a fixed rate of return, whereas the return and principal value of an investment in stocks fluctuates with changes in market conditions.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                              1

MANAGERS' COMMENTARY                                                        2

INVESTMENT OVERVIEW                                                         7

FINANCIAL INFORMATION

   Distributions to Shareholders                                           12

   Report of Independent Registered
     Public Accounting Firm                                                13

   Portfolio of Investments                                                14

   Notes to Portfolio of Investments                                       37

   Financial Statements                                                    40

   Notes to Financial Statements                                           43

EXPENSE EXAMPLE                                                            55

ADVISORY AGREEMENTS                                                        57

TRUSTEES' AND OFFICERS' INFORMATION                                        65

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2012, USAA. All rights reserved.

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FUND OBJECTIVE

THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) IS AN ASSET ALLOCATION FUND WITH AN INVESTMENT OBJECTIVE TO SEEK A CONSERVATIVE BALANCE FOR THE INVESTOR BETWEEN INCOME, THE MAJORITY OF WHICH IS EXEMPT FROM FEDERAL INCOME TAX, AND THE POTENTIAL FOR LONG-TERM GROWTH OF CAPITAL TO PRESERVE PURCHASING POWER.

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TYPES OF INVESTMENTS

Using preset target ranges, the Fund's strategy is to invest a majority of its assets in tax-exempt bonds and money market instruments and the remainder in blue chip stocks. The Fund is managed with the goal of minimizing the impact of federal income taxes to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1
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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company                 Northern Trust Investments, Inc.*
    JOHN C. BONNELL, CFA                          CHRISTOPHER A. FRONK, CFA, CPA
    Tax-Exempt Bonds and Money                    Blue Chip Stocks
      Market Instruments

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o   HOW DID THE USAA GROWTH AND TAX STRATEGY FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    For the one-year period ended May 31, 2012, the Fund had a total return of 7.11%. This compares to returns of -0.41% for the S&P 500 Index (the Index), 10.40% for the Barclays Municipal Bond Index, and 5.03% for the Composite Index.

    As of May 31, 2012, the Fund Shares had a 12-month dividend yield of 2.52%, compared to 2.19% for the average fund in the Lipper Mixed-Asset Target Allocation Moderate Funds peer group.

o   HOW DID THE FUND'S STRUCTURE AFFECT ITS PERFORMANCE RESULTS?

    At period end, the Fund kept more than half of its assets in tax-exempt bonds and tax-exempt money market instruments and passed through the tax-free income from those securities to shareholders. USAA Asset Management Company (the Manager) manages the Fund's fixed-income portfolio. The remainder of the Fund is invested in an equity portfolio managed by Northern Trust Investments, Inc. (NTI),

    Refer to page 9 for benchmark definitions.

    Past performance is no guarantee of future results.

    * Effective, January 1, 2012, Michael Liao no longer co-manages the Fund.

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2  | USAA GROWTH AND TAX STRATEGY FUND

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    which uses a tax-managed index strategy that seeks to track the return of the Index and at the same time minimize capital gain distributions. In general, the Fund targets an allocation of between 50% to 70% in tax-exempt bonds and tax-exempt money market instruments and 30% to 50% in blue chip stocks.

    As a result of this unique structure, the Fund has a lower weighting in equities than many other funds in the Lipper peer group. This structure usually adds to the Fund's relative performance during periods when the stock market is weak.

o   HOW DID THE MUNICIPAL BOND MARKET PERFORM DURING THE REPORTING PERIOD?

    The municipal bond market, which began a sustained rally in January 2011, was among the best-performing asset classes of the 12-month reporting period. Tax-exempt prices benefited from the strength of the U.S. Treasury market, which municipals tend to follow over time. Investors favored the relative safety of U.S. government securities, largely because of the European sovereign debt crisis. Although this flight to quality slowed temporarily in March in response to the European Central Bank's (ECB) long-term refinancing operation (LTRO), it quickly resumed as Europe's financial problems proved stubbornly intransigent. The Federal Reserve's (the Fed) "Operation Twist," in which it extended the maturity of its portfolio of securities by selling shorter-term bonds and buying longer-term bonds, also helped push longer-term Treasury yields lower.

    As always, supply and demand conditions affected tax-exempt performance. At the beginning of the fiscal year, new issue supply was light as budget-conscious state and municipal governments postponed capital projects and therefore issued fewer bonds. Though new supply increased in October 2011 and remained strong through the end of May 2012, much of it was refunding -- that is, state and municipal

    As interest rates rise, existing bond prices fall.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    governments replaced higher-yielding bonds with debt issued at lower interest rates. As a result, there was little change in the total amount of tax-exempt supply, which -- combined with robust demand -- supported higher municipal bond prices.

o   WHAT IS THE STATE OF MUNICIPAL CREDIT QUALITY?

    States and municipalities continued to make progress with their fiscal challenges. Despite dire predictions by some, most state and local governments have been willing to make the politically difficult decisions to balance their budgets by cutting costs and in some cases, raising revenues. Some states also benefited from higher-than-expected increases in tax revenues, which helped to fill budget gaps.

    Overall, municipal credit quality remains strong. Although occasional one-off problems are likely given the size and diversity of the tax-exempt market, we expect such occurrences to be the exception, not the rule.
    State and local governments have a long history of debt repayment, and we expect municipal issuers to continue honoring their debt service obligations as they have in the past. Our approach to concerns about state and municipal finances is to do what we have always done, which is to use our team of credit analysts to conduct fundamental research on all of the securities we consider for purchase. We do not rely upon rating agencies or bond insurers to do our credit work.

o   HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM?

    During the one-year period ended May 31, 2012, the municipal bond portion of the Fund outperformed the 11.85% return of the Lipper General Municipal Debt Funds average. Our goal is to maintain income-oriented, research-driven approach, seeking to maximize

    Diversification does not guarantee a profit or prevent a loss. o Some income may have been subject to state or local taxes but not the alternative minimum tax.

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4  | USAA GROWTH AND TAX STRATEGY FUND

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    tax-free income without taking undue risk. We continued to maintain a diversified portfolio of longer-term, primarily investment-grade municipal bonds that are not subject to the federal alternative minimum tax (AMT) for individuals.

o   PLEASE DISCUSS THE PERFORMANCE OF THE STOCK MARKET IN GENERAL.

    The U.S. stock market fluctuated, sometimes dramatically, over the course of the reporting period. Investor sentiment was driven by events in Europe, which continued to struggle with its sovereign debt crisis. In addition to Europe's financial woes, investors appeared concerned about the slow progress of the U.S. economic recovery. In late July 2011 and early August 2011, a contentious debate in Congress about whether to raise the U.S. debt ceiling further increased equity market volatility. The downgrade by Standard & Poor's Ratings of U.S. government debt from AAA to AA+ also put downward pressure on U.S. stocks.

    In October 2011, the stock market rallied on evidence of modest, but positive, U.S. economic growth and Europe's progress toward containing the Greek debt crisis. Stock prices were relatively flat in November 2011 as investors seemed to shrug off the Congressional super-committee's failure to reach a compromise on long-term U.S. debt reduction. In December 2011, after the Fed and European central banks announced they would make it less expensive for European banks to obtain emergency U.S. dollar loans, stocks rallied. They continued to perform well as the situation in Europe appeared to improve in response to the ECB's LTRO. The U.S. economy showed signs of strength, including a decline in unemployment. However, as concerns about Europe reignited, investor risk appetite moderated and stocks declined in April and May of 2012. Investors also appeared troubled by mixed U.S. economic data in which the services sector and labor markets failed to match the strength of the manufacturing sector.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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    The stock market ended the reporting period near where it began, with the
    S&P 500 Index posting a small loss of -0.41%. Six of the 10 sectors in the index generated positive returns, with consumer discretionary, information technology, and utilities recording the largest gains. Energy, materials, financials, and industrials declined.

o   HOW DID THE EQUITY PORTION OF THE FUND PERFORM?

    In the equity portion of the Fund, NTI strives to match the performance of the S&P 500 Index while at the same time seeking to limit capital gains. Generally, we do not invest the equity portfolio in all the stocks of the Index. Instead, we use stock selection as we seek to maintain investment characteristics similar to the Index without sacrificing performance. Our objective is to limit the sale of securities that have increased in value and to realize capital losses on securities that have decreased in value, thereby offsetting realized capital gains. This strategy allows the portfolio to obtain tax efficient exposure to the equity market.

    During the one-year reporting period ended May 31, 2012, the equity portion of the Fund slightly outperformed the -0.41% return of the Index. Despite significant market volatility, we successfully reduced the equity portfolio's "active risk" (the risk that it will not perform in line with the Index because of our efforts to achieve tax efficiency). We did so by offsetting the capital gains realized by the sale of stock positions with the losses we harvested during the bear market from October 2007 through March 2009. In addition, we rebalanced the equity portfolio by selling stocks that were likely to create the smallest capital gains. In these ways, we minimized the negative tax impact of realized capital gains on the portfolio's performance during the fiscal year. As we bought and sold stocks with an eye on the potential tax impact of the transactions, the equity portfolio continued to have risk and return characteristics similar to the Index.

    We appreciate the opportunity to serve your investment needs.

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6  | USAA GROWTH AND TAX STRATEGY FUND

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INVESTMENT OVERVIEW

USAA GROWTH AND TAX STRATEGY FUND (Ticker Symbol: USBLX)

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                                     5/31/12                    5/31/11
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
Net Assets                        $162.7 Million              $154.5 Million
Net Asset Value Per Share             $14.02                      $13.44

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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/12
--------------------------------------------------------------------------------
     1 Year                       5 Years                     10 Years
     7.11%                         1.99%                        4.81%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD* AS OF 5/31/12            EXPENSE RATIO AS OF 5/31/11**
--------------------------------------------------------------------------------
                2.04%                                       0.93%

*Calculated as prescribed by the Securities and Exchange Commission.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN THE FUND`S PROSPECTUS DATED OCTOBER 1, 2011, AND IS CALCULATED AS A PERCENTAGE OF AVERAGE NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDES ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      BARCLAYS          USAA GROWTH
                   MUNICIPAL BOND         AND TAX       LIPPER BALANCED
                      INDEX            STRATEGY FUND      FUNDS INDEX        COMPOSITE INDEX     S&P 500 INDEX
05/31/02            $10,000.00          $10,000.00        $10,000.00           $10,000.00         $10,000.00
06/30/02             10,105.74            9,571.69          9,573.39             9,710.63           9,287.71
07/31/02             10,235.71            9,423.02          9,082.72             9,420.44           8,563.88
08/31/02             10,358.76            9,507.98          9,175.91             9,505.65           8,619.91
09/30/02             10,585.64            9,212.74          8,628.07             9,156.78           7,683.10
10/31/02             10,410.16            9,490.84          8,987.72             9,406.05           8,359.34
11/30/02             10,366.89            9,604.93          9,352.34             9,594.13           8,851.36
12/31/02             10,585.64            9,457.81          9,100.25             9,456.49           8,331.36
01/31/03             10,558.81            9,320.95          8,963.92             9,305.03           8,113.11
02/28/03             10,706.44            9,364.17          8,896.70             9,316.86           7,991.38
03/31/03             10,712.84            9,515.00          8,933.01             9,347.56           8,068.97
04/30/03             10,783.62            9,855.86          9,416.42             9,728.23           8,733.62
05/31/03             11,036.12           10,145.95          9,832.90            10,077.37           9,193.77
06/30/03             10,989.22           10,196.42          9,907.46            10,099.33           9,311.05
07/31/03             10,604.68           10,072.43          9,930.42            10,001.83           9,475.22
08/31/03             10,683.76           10,174.54         10,098.07            10,134.17           9,660.01
09/30/03             10,997.87           10,298.53         10,110.88            10,221.82           9,557.42
10/31/03             10,942.49           10,511.40         10,444.46            10,448.02          10,098.09
11/30/03             11,056.54           10,599.49         10,536.93            10,551.55          10,186.93
12/31/03             11,148.09           10,891.12         10,914.48            10,844.25          10,721.18
01/31/04             11,211.95           10,987.11         11,077.46            10,937.89          10,917.97
02/29/04             11,380.68           11,097.86         11,228.44            11,088.97          11,069.72
03/31/04             11,341.05           10,985.80         11,174.87            10,971.21          10,902.72
04/30/04             11,072.46           10,770.40         10,940.03            10,762.36          10,731.56
05/31/04             11,032.31           10,852.10         10,988.33            10,798.26          10,878.83
06/30/04             11,072.46           10,955.80         11,160.13            10,911.39          11,090.37
07/31/04             11,218.18           10,671.82         10,950.03            10,790.09          10,723.31
08/31/04             11,442.99           10,731.61         11,016.64            10,896.55          10,766.69
09/30/04             11,503.73           11,009.16         11,180.30            10,989.76          10,883.30
10/31/04             11,602.72           11,264.66         11,301.20            11,107.73          11,049.57
11/30/04             11,507.02           11,565.25         11,605.62            11,272.19          11,496.65
12/31/04             11,647.54           11,907.86         11,895.33            11,519.34          11,887.86
01/31/05             11,756.40           11,720.79         11,742.09            11,449.83          11,598.10
02/28/05             11,717.29           11,810.26         11,908.21            11,539.60          11,842.17
03/31/05             11,643.39           11,613.10         11,744.26            11,391.63          11,632.47
04/30/05             11,827.01           11,572.21         11,603.13            11,357.84          11,411.85
05/31/05             11,910.60           11,981.12         11,869.20            11,583.16          11,774.96
06/30/05             11,984.49           12,170.63         11,954.49            11,639.26          11,791.67
07/31/05             11,930.33           12,425.55         12,220.14            11,820.76          12,230.19
08/31/05             12,050.78           12,384.43         12,255.49            11,829.36          12,118.60
09/30/05             11,969.61           12,487.80         12,304.07            11,853.49          12,216.75
10/31/05             11,896.92           12,347.31         12,110.88            11,747.54          12,013.09
11/30/05             11,954.03           12,644.83         12,404.91            11,995.27          12,467.45
12/31/05             12,056.83           12,744.57         12,513.56            12,069.60          12,471.72
01/31/06             12,089.37           12,877.69         12,812.27            12,251.80          12,802.01
02/28/06             12,170.53           12,957.57         12,796.24            12,274.00          12,836.75
03/31/06             12,086.60           12,954.55         12,920.84            12,346.56          12,996.54
04/30/06             12,082.45           13,026.02         13,061.73            12,403.71          13,171.05
05/31/06             12,136.27           12,865.21         12,802.74            12,251.53          12,791.97
06/30/06             12,090.58           12,839.29         12,795.09            12,231.46          12,809.31
07/31/06             12,234.39           12,956.26         12,854.81            12,286.83          12,888.33
08/31/06             12,415.93           13,181.19         13,102.03            12,529.35          13,194.98
09/30/06             12,502.29           13,394.37         13,290.91            12,703.26          13,535.02
10/31/06             12,580.69           13,638.89         13,600.54            12,952.59          13,976.07
11/30/06             12,685.56           13,810.96         13,862.53            13,131.93          14,241.84
12/31/06             12,640.74           13,873.40         13,965.05            13,173.01          14,441.61
01/31/07             12,608.38           13,961.27         14,115.66            13,264.36          14,660.02
02/28/07             12,774.52           13,902.69         14,061.78            13,232.93          14,373.29
03/31/07             12,743.02           13,954.50         14,182.44            13,280.70          14,534.05
04/30/07             12,780.75           14,278.79         14,590.34            13,572.82          15,177.84
05/31/07             12,724.16           14,494.99         14,903.83            13,769.98          15,707.47
06/30/07             12,658.22           14,330.88         14,764.58            13,649.16          15,446.52
07/31/07             12,756.35           14,142.96         14,512.90            13,494.52          14,967.60
08/31/07             12,701.31           14,172.63         14,630.21            13,504.72          15,191.97
09/30/07             12,889.26           14,546.68         15,043.54            13,842.08          15,760.13
10/31/07             12,946.71           14,676.12         15,308.08            14,009.29          16,010.83
11/30/07             13,029.26           14,337.59         14,949.20            13,748.30          15,341.47
12/31/07             13,065.43           14,224.88         14,876.59            13,703.92          15,235.03
01/31/08             13,230.19           13,843.68         14,384.78            13,393.68          14,321.21
02/29/08             12,624.47           13,211.68         14,197.62            12,874.84          13,855.98
03/31/08             12,985.31           13,407.44         14,089.13            12,967.40          13,796.15
04/30/08             13,137.25           13,821.69         14,556.22            13,368.92          14,468.06
05/31/08             13,216.69           13,942.93         14,717.01            13,539.86          14,655.46
06/30/08             13,067.51           13,287.37         13,938.95            12,933.59          13,419.95
07/31/08             13,117.18           13,185.55         13,762.42            12,836.99          13,307.14
08/31/08             13,270.68           13,379.00         13,814.75            12,978.50          13,499.63
09/30/08             12,648.36           12,388.81         12,771.03            12,040.28          12,296.71
10/31/08             12,519.25           11,136.59         11,134.25            10,853.53          10,231.50
11/30/08             12,559.06           10,684.96         10,627.02            10,369.09           9,497.35
12/31/08             12,742.16           10,625.51         10,982.61            10,439.90           9,598.40
01/31/09             13,208.56           10,490.62         10,474.23            10,294.83           8,789.39
02/28/09             13,277.95           10,117.06          9,796.72             9,857.84           7,853.51
03/31/09             13,280.38           10,472.40         10,341.60            10,249.31           8,541.44
04/30/09             13,545.68           11,069.33         11,053.95            10,910.00           9,358.94
05/31/09             13,688.97           11,519.64         11,608.51            11,356.02           9,882.41
06/30/09             13,560.74           11,490.41         11,636.23            11,289.83           9,902.01
07/31/09             13,787.62           11,986.78         12,335.38            11,805.18          10,650.98
08/31/09             14,023.33           12,303.61         12,665.49            12,159.46          11,035.52
09/30/09             14,526.59           12,928.74         13,070.47            12,681.29          11,447.31
10/31/09             14,221.66           12,620.15         12,917.66            12,384.93          11,234.66
11/30/09             14,339.17           12,992.59         13,398.53            12,726.12          11,908.55
12/31/09             14,387.62           13,181.68         13,547.33            12,932.27          12,138.57
01/31/10             14,462.56           12,988.46         13,315.64            12,744.63          11,701.90
02/28/10             14,602.74           13,246.08         13,552.48            12,984.54          12,064.39
03/31/10             14,567.78           13,613.06         14,067.90            13,344.71          12,792.42
04/30/10             14,744.82           13,785.92         14,240.57            13,521.06          12,994.38
05/31/10             14,855.41           13,267.33         13,512.40            13,008.59          11,956.77
06/30/10             14,864.23           12,930.64         13,187.49            12,667.98          11,330.85
07/31/10             15,049.58           13,420.43         13,827.25            13,167.82          12,124.72
08/31/10             15,394.15           13,322.47         13,529.86            13,040.12          11,577.36
09/30/10             15,370.09           13,858.59         14,296.80            13,616.43          12,610.58
10/31/10             15,327.52           14,066.91         14,659.72            13,849.09          13,090.40
11/30/10             15,021.03           13,858.59         14,581.48            13,638.13          13,092.08
12/31/10             14,729.94           14,121.05         15,159.50            13,903.31          13,967.04
01/31/11             14,621.43           14,165.22         15,372.15            13,962.05          14,298.09
02/28/11             14,854.20           14,529.56         15,715.60            14,282.41          14,787.93
03/31/11             14,804.70           14,497.61         15,750.09            14,253.20          14,793.81
04/30/11             15,069.83           14,842.00         16,169.51            14,589.38          15,231.93
05/31/11             15,327.35           14,930.87         16,062.76            14,666.59          15,059.51
06/30/11             15,380.82           14,850.43         15,866.85            14,593.62          14,808.48
07/31/11             15,537.79           14,805.70         15,745.49            14,530.67          14,507.36
08/31/11             15,803.61           14,526.14         15,152.19            14,236.71          13,719.29
09/30/11             15,966.98           14,245.86         14,340.05            13,822.55          12,754.84
10/31/11             15,907.62           14,899.03         15,337.91            14,513.19          14,148.86
11/30/11             16,001.59           14,921.56         15,224.57            14,527.83          14,117.59
12/31/11             16,306.01           15,163.47         15,271.64            14,719.31          14,262.00
01/31/12             16,683.11           15,741.88         15,844.22            15,297.24          14,901.16
02/29/12             16,699.55           16,082.13         16,298.30            15,623.91          15,545.51
03/31/12             16,591.04           16,277.26         16,474.47            15,785.91          16,057.10
04/30/12             16,782.45           16,334.29         16,459.14            15,832.81          15,956.31
05/31/12             16,921.76           15,992.10         15,748.10            15,428.30          14,997.33

                                   [END CHART]

                         Data from 5/31/02 to 5/31/12.

                         See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

8  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

The graph on page 8 illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth and Tax Strategy Fund to the following benchmarks:

o The unmanaged Barclays Municipal Bond Index is a benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

o The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

o The Composite Index is comprised of 51% of the Lipper General Municipal Debt Funds Index and 49% of the Lipper Large-Cap Core Funds Index. The unmanaged Lipper General Municipal Debt Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 65% of their assets in municipal debt issues in the top four credit categories. The unmanaged Lipper Large-Cap Core Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, compared to the S&P 500 Index.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                                TOP 10 INDUSTRIES
                                  AS OF 5/31/12
                                (% of Net Assets)

Integrated Oil & Gas ..................................................     2.7%
Pharmaceuticals .......................................................     2.6%
Computer Hardware .....................................................     2.2%
Systems Software ......................................................     1.3%
Integrated Telecommunication Services .................................     1.3%
Industrial Conglomerates ..............................................     1.2%
IT Consulting & Other Services ........................................     1.1%
Aerospace & Defense ...................................................     1.1%
Soft Drinks ...........................................................     1.1%
Other Diversified Financial Services ..................................     1.0%

                             TOP 5 TAX-EXEMPT BONDS
                                 AS OF 5/31/12
                               (% of Net Assets)

Lewisville ............................................................     3.7%
Orlando ...............................................................     2.0%
MTA ...................................................................     1.9%
Hospital Finance Auth. ................................................     1.9%
Rockport ..............................................................     1.9%

                             TOP 5 BLUE CHIP STOCKS
                                 AS OF 5/31/12
                               (% of Net Assets)

Apple, Inc. ...........................................................     2.0%
Exxon Mobil Corp. .....................................................     1.4%
International Business Machines Corp. .................................     0.9%
Microsoft Corp. .......................................................     0.8%
General Electric Co. ..................................................     0.7%

You will find a complete list of securities that the Fund owns on pages 14-36.

================================================================================

10  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

                       o ASSET ALLOCATION -- 5/31/2012 o

                         [PIE CHART OF ASSET ALLOCATION]

TAX-EXEMPT BONDS                                                           55.6%
BLUE CHIP STOCKS                                                           43.8%
TAX-EXEMPT MONEY MARKET INSTRUMENTS                                         0.1%

                                   [END CHART]

    Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2012, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2013.

100.00% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2012, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Fund has designated 72.65% of dividends paid from net investment income as tax-exempt for federal income tax purposes.

================================================================================

12  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GROWTH AND TAX STRATEGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth and Tax Strategy Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth and Tax Strategy Fund at May 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 19, 2012

================================================================================

                   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |  13

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2012

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)        SECURITY                                                RATE        MATURITY          (000)
--------------------------------------------------------------------------------------------------------
             TAX-EXEMPT SECURITIES (55.6%)

             TAX-EXEMPT BONDS (55.6%)

             ARIZONA (2.1%)
$  1,000     Pima County IDA                                         5.75%       9/01/2029      $  1,064
   2,250     Univ. Medical Center Corp.                              5.00        7/01/2035         2,294
                                                                                                --------
                                                                                                   3,358
                                                                                                --------
             CALIFORNIA (2.2%)
   2,000     Monterey Peninsula USD (INS)                            5.50        8/01/2034         2,292
   4,435     West Contra Costa USD (INS)                             5.05(a)     8/01/2034         1,352
                                                                                                --------
                                                                                                   3,644
                                                                                                --------
             COLORADO (2.3%)
   1,000     Health Facilities Auth.                                 5.00       12/01/2042         1,033
   2,000     Regional Transportation District                        5.38        6/01/2031         2,252
     500     Univ. of Colorado Hospital Auth.                        5.00       11/15/2037           515
                                                                                                --------
                                                                                                   3,800
                                                                                                --------
             CONNECTICUT (1.5%)
   6,000     Mashantucket (Western) Pequot Tribe, acquired
               9/21/1999; cost $5,583(b),(c),(d)                     5.75        9/01/2027         2,382
                                                                                                --------
             FLORIDA (6.3%)
   1,875     Escambia County Housing Finance Auth. (INS)             5.75        6/01/2031         2,110
   1,000     Jacksonville                                            5.00       10/01/2029         1,132
   2,000     Lee County IDA                                          5.00       11/01/2025         2,301
   1,300     Miami-Dade County                                       5.00       10/01/2034         1,445
   3,000     Orlando (INS)                                           5.13       11/01/2027         3,188
                                                                                                --------
                                                                                                  10,176
                                                                                                --------
             GEORGIA (0.7%)
   1,000     Fayette County School District (INS)                    4.95        3/01/2025         1,082
                                                                                                --------
             ILLINOIS (1.4%)
   2,000     Finance Auth.                                           6.00       10/01/2032         2,353
                                                                                                --------
             INDIANA (3.4%)
     500     Ball State Univ. of Indiana                             5.00        7/01/2030           561
   1,250     Finance Auth.                                           5.38       11/01/2032         1,376

================================================================================

14  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)        SECURITY                                                RATE        MATURITY          (000)
--------------------------------------------------------------------------------------------------------
$    550     Health and Educational Facility Financing Auth.         5.25%      2/15/2036       $    564
   3,000     Rockport (INS)                                          4.63       6/01/2025          3,090
                                                                                                --------
                                                                                                   5,591
                                                                                                --------
             KENTUCKY (0.7%)
   1,000     Economic Dev. Finance Auth. (INS)                       6.00      12/01/2033          1,104
                                                                                                --------
             LOUISIANA (1.3%)
     985     Local Government Environmental Facilities and
               Community Dev. Auth. (INS)                            6.55       9/01/2025          1,145
   1,000     Parish of St. John the Baptist                          5.13       6/01/2037          1,043
                                                                                                --------
                                                                                                   2,188
                                                                                                --------
             MAINE (0.1%)
     100     Health and Higher Educational Facilities Auth. (INS)    5.75       7/01/2030            100
                                                                                                --------
             MICHIGAN (1.9%)
   3,000     Hospital Finance Auth. (INS)                            5.00      11/15/2026          3,092
                                                                                                --------
             MISSOURI (0.9%)
   1,500     Health and Educational Facility Financing Auth.         5.38       2/01/2035          1,521
                                                                                                --------
             NEW JERSEY (2.6%)
   1,000     EDA                                                     5.00       6/15/2029          1,088
   2,000     EDA                                                     5.00       9/01/2033          2,170
   1,000     Middlesex County Improvement Auth.                      5.00       8/15/2023          1,031
                                                                                                --------
                                                                                                   4,289
                                                                                                --------
             NEW MEXICO (1.3%)
   1,000     Farmington                                              4.88       4/01/2033          1,022
   1,000     Farmington                                              5.90       6/01/2040          1,091
                                                                                                --------
                                                                                                   2,113
                                                                                                --------
             NEW YORK (7.5%)
   1,000     Dormitory Auth.                                         5.50      5/01/2037           1,123
   3,000     MTA                                                     5.00     11/15/2030           3,173
   1,000     New York City                                           5.25      8/15/2023           1,170
   1,500     New York City Housing Dev. Corp. (INS)                  5.00      7/01/2025           1,594
   2,000     New York City Trust for Cultural Resources              5.00     12/01/2039           2,182
   8,455     Oneida County IDA (INS)                                 4.65(a)   7/01/2035           3,023
                                                                                                --------
                                                                                                  12,265
                                                                                                --------
             NORTH CAROLINA (0.7%)
   1,000     Charlotte-Mecklenberg Hospital Auth. (PRE)              4.88      1/15/2032           1,117
                                                                                                --------
             PUERTO RICO (0.7%)
   1,000     Commonwealth (INS)                                      5.00      7/01/2035           1,058
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                              COUPON                         VALUE
(000)        SECURITY                                                RATE        MATURITY          (000)
--------------------------------------------------------------------------------------------------------
             RHODE ISLAND (0.1%)
$    205     Housing and Mortgage Finance Corp.                      6.85%      10/01/2024      $    205
                                                                                                --------
             SOUTH CAROLINA (1.4%)
   2,000     Piedmont Municipal Power Agency (INS)                   5.75        1/01/2034         2,347
                                                                                                --------
             TENNESSEE (0.4%)
   2,000     Knox County Health, Educational and
               Housing Facilities Board                              5.01(a)     1/01/2035           658
                                                                                                --------
             TEXAS (12.8%)
   2,000     Duncanville ISD (NBGA)                                  4.63        2/15/2029         2,126
   2,000     El Paso (INS)                                           4.75        8/15/2033         2,140
   2,000     Hidalgo County Health Services Corp.                    5.00        8/15/2026         2,042
   2,000     Houston Utility Systems (INS)                           5.13        5/15/2028         2,142
   5,675     Lewisville (INS)                                        5.80        9/01/2025         6,059
   1,500     Manor ISD (NBGA)                                        5.00        8/01/2037         1,682
   2,000     Pflugerville (INS)(PRE)                                 5.00        8/01/2028         2,050
   1,500     Public Finance Auth. (INS)                              5.00        2/15/2036         1,518
   1,000     San Leanna Education Facilities Corp.                   4.75        6/01/2032         1,018
                                                                                                --------
                                                                                                  20,777
                                                                                                --------
             WASHINGTON (1.5%)
   1,500     Economic Dev. Finance Auth. (INS)                       5.00        6/01/2038         1,561
   1,000     Vancouver Downtown Redevelopment Auth. (INS)            5.00        1/01/2023           865
                                                                                                --------
                                                                                                   2,426
                                                                                                --------
             WEST VIRGINIA (1.0%)
   1,500     Pleasants County                                        5.25       10/15/2037         1,564
                                                                                                --------
             WYOMING (0.8%)
   1,250     Laramie County                                          5.00        5/01/2037         1,341
                                                                                                --------
             Total Tax-Exempt Bonds (cost: $88,039)                                               90,551
                                                                                                --------
             Total Tax-exempt Securities (cost: $88,039)                                          90,551
                                                                                                --------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
             TAX-EXEMPT MONEY MARKET INSTRUMENTS (0.1%)

             MONEY MARKET FUNDS (0.1%)
102,649      SSgA Tax Free Money Market Fund, 0.00%(e) (cost: $103)                                  103
                                                                                                --------

================================================================================

16  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
             EQUITY SECURITIES (43.8%)

             BLUE CHIP STOCKS (43.8%)

             CONSUMER DISCRETIONARY (4.9%)
             -----------------------------
             ADVERTISING (0.1%)
    2,760    Interpublic Group of Companies, Inc.                              $     29
    1,760    Omnicom Group, Inc.                                                     84
                                                                               --------
                                                                                    113
                                                                               --------
             APPAREL RETAIL (0.3%)
      620    Abercrombie & Fitch Co. "A"                                             21
    1,580    Gap, Inc.                                                               42
    1,450    Limited Brands, Inc.                                                    64
    1,370    Ross Stores, Inc.                                                       86
    4,570    TJX Companies, Inc.                                                    194
      280    Urban Outfitters, Inc.*                                                  8
                                                                               --------
                                                                                    415
                                                                               --------
             APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
    1,740    Coach, Inc.                                                            117
      420    Polo Ralph Lauren Corp.                                                 63
      510    VF Corp.                                                                72
                                                                               --------
                                                                                    252
                                                                               --------
             AUTO PARTS & EQUIPMENT (0.1%)
      660    BorgWarner, Inc.*                                                       47
    4,050    Johnson Controls, Inc.                                                 122
                                                                               --------
                                                                                    169
                                                                               --------
             AUTOMOBILE MANUFACTURERS (0.1%)
   22,821    Ford Motor Co.                                                         241
                                                                               --------
             AUTOMOTIVE RETAIL (0.1%)
      610    AutoNation, Inc.*                                                       22
      230    AutoZone, Inc.*                                                         88
    1,180    CarMax, Inc.*                                                           33
      760    O'Reilly Automotive, Inc.*                                              73
                                                                               --------
                                                                                    216
                                                                               --------
             BROADCASTING (0.1%)
    3,910    CBS Corp. "B"                                                          125
    1,060    Discovery Communications, Inc. "A"*                                     53
      630    Scripps Networks Interactive "A"                                        34
                                                                               --------
                                                                                    212
                                                                               --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
             CABLE & SATELLITE (0.5%)
    1,220    Cablevision Systems Corp. "A"                                     $     14
   16,102    Comcast Corp. "A"                                                      466
    3,890    DIRECTV "A"*                                                           173
    1,899    Time Warner Cable, Inc.                                                143
                                                                               --------
                                                                                    796
                                                                               --------
             CASINOS & GAMING (0.0%)
    1,260    International Game Technology                                           18
      300    Wynn Resorts Ltd.                                                       31
                                                                               --------
                                                                                     49
                                                                               --------
             COMPUTER & ELECTRONICS RETAIL (0.0%)
    1,710    Best Buy Co., Inc.                                                      32
      270    GameStop Corp. "A"                                                       5
                                                                               --------
                                                                                     37
                                                                               --------
             CONSUMER ELECTRONICS (0.0%)
      510    Harman International Industries, Inc.                                   20
                                                                               --------
             DEPARTMENT STORES (0.2%)
    1,150    J.C. Penney Co., Inc.                                                   30
    1,480    Kohl's Corp.                                                            68
    2,500    Macy's, Inc.                                                            95
    1,300    Nordstrom, Inc.                                                         62
      270    Sears Holdings Corp.*                                                   13
                                                                               --------
                                                                                    268
                                                                               --------
             DISTRIBUTORS (0.0%)
    1,110    Genuine Parts Co.                                                       70
                                                                               --------
             EDUCATION SERVICES (0.0%)
      600    Apollo Group, Inc. "A"*                                                 19
                                                                               --------
             FOOTWEAR (0.1%)
    2,250    NIKE, Inc. "B"                                                         243
                                                                               --------
             GENERAL MERCHANDISE STORES (0.2%)
      390    Big Lots, Inc.*                                                         14
      370    Dollar Tree, Inc.*                                                      38
    1,060    Family Dollar Stores, Inc.                                              72
    3,970    Target Corp.                                                           230
                                                                               --------
                                                                                    354
                                                                               --------
             HOME FURNISHINGS (0.0%)
      630    Leggett & Platt, Inc.                                                   13
                                                                               --------

================================================================================

18  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
             HOME IMPROVEMENT RETAIL (0.4%)
    9,220    Home Depot, Inc.                                                  $    455
    7,230    Lowe's Companies, Inc.                                                 193
                                                                               --------
                                                                                    648
                                                                               --------
             HOMEBUILDING (0.0%)
    2,180    D.R. Horton, Inc.                                                       36
      590    Lennar Corp. "A"                                                        16
    2,360    Pulte Group, Inc.*                                                      22
                                                                               --------
                                                                                     74
                                                                               --------
             HOMEFURNISHING RETAIL (0.1%)
    1,480    Bed Bath & Beyond, Inc.*                                               107
                                                                               --------
             HOTELS, RESORTS & CRUISE LINES (0.2%)
    2,540    Carnival Corp.                                                          82
    1,716    Marriott International, Inc. "A"                                        66
    1,440    Starwood Hotels & Resorts Worldwide, Inc.                               76
    1,090    Wyndham Worldwide Corp.                                                 54
                                                                               --------
                                                                                    278
                                                                               --------
             HOUSEHOLD APPLIANCES (0.0%)
      530    Whirlpool Corp.                                                         33
                                                                               --------
             HOUSEWARES & SPECIALTIES (0.0%)
    2,180    Newell Rubbermaid, Inc.                                                 40
                                                                               --------
             INTERNET RETAIL (0.4%)
    2,240    Amazon.com, Inc.*                                                      477
      575    Expedia, Inc.                                                           26
      310    Netflix, Inc.*                                                          20
      280    Priceline.com, Inc.*                                                   175
      815    Tripadvisor, Inc.                                                       35
                                                                               --------
                                                                                    733
                                                                               --------
             LEISURE PRODUCTS (0.1%)
    1,030    Hasbro, Inc.                                                            37
    1,650    Mattel, Inc.                                                            51
                                                                               --------
                                                                                     88
                                                                               --------
             MOTORCYCLE MANUFACTURERS (0.1%)
    1,720    Harley-Davidson, Inc.                                                   83
                                                                               --------
             MOVIES & ENTERTAINMENT (0.7%)
   13,380    News Corp. "A"                                                         257
    5,923    Time Warner, Inc.                                                      204

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
    3,860    Viacom, Inc. "B"                                                  $    184
   11,135    Walt Disney Co.                                                        509
                                                                               --------
                                                                                  1,154
                                                                               --------
             PUBLISHING (0.1%)
    1,870    Gannett Co., Inc.                                                       25
    1,940    McGraw-Hill Companies, Inc.                                             84
                                                                               --------
                                                                                    109
                                                                               --------
             RESTAURANTS (0.7%)
      110    Chipotle Mexican Grill, Inc.*                                           45
      210    Darden Restaurants, Inc.                                                11
    6,500    McDonald's Corp.                                                       581
    5,150    Starbucks Corp.                                                        283
    2,600    Yum! Brands, Inc.                                                      183
                                                                               --------
                                                                                  1,103
                                                                               --------
             SPECIALIZED CONSUMER SERVICES (0.0%)
    1,730    H&R Block, Inc.                                                         26
                                                                               --------
             SPECIALTY STORES (0.1%)
    4,040    Staples, Inc.                                                           53
      720    Tiffany & Co.                                                           40
                                                                               --------
                                                                                     93
                                                                               --------
             TIRES & RUBBER (0.0%)
    1,400    Goodyear Tire & Rubber Co.*                                             15
                                                                               --------
             Total Consumer Discretionary                                         8,071
                                                                               --------
             CONSUMER STAPLES (5.0%)
             ---------------------
             AGRICULTURAL PRODUCTS (0.1%)
    3,980    Archer-Daniels-Midland Co.                                             127
                                                                               --------
             BREWERS (0.0%)
    1,000    Molson Coors Brewing Co. "B"                                            39
                                                                               --------
             DISTILLERS & VINTNERS (0.1%)
    1,070    Beam, Inc.                                                              65
      440    Brown-Forman Corp. "B"                                                  38
      980    Constellation Brands, Inc. "A"*                                         19
                                                                               --------
                                                                                    122
                                                                               --------
             DRUG RETAIL (0.3%)
    7,732    CVS Caremark Corp.                                                     348
    5,420    Walgreen Co.                                                           165
                                                                               --------
                                                                                    513
                                                                               --------

================================================================================

20  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
             FOOD DISTRIBUTORS (0.1%)
    3,290    Sysco Corp.                                                       $     92
                                                                               --------
             FOOD RETAIL (0.1%)
    2,960    Kroger Co.                                                              65
    1,600    Safeway, Inc.                                                           30
    1,070    Whole Foods Market, Inc.                                                95
                                                                               --------
                                                                                    190
                                                                               --------
             HOUSEHOLD PRODUCTS (0.9%)
      690    Clorox Co.                                                              47
    3,080    Colgate-Palmolive Co.                                                  303
    2,120    Kimberly-Clark Corp.                                                   168
   16,433    Procter & Gamble Co.                                                 1,024
                                                                               --------
                                                                                  1,542
                                                                               --------
             HYPERMARKETS & SUPER CENTERS (0.6%)
    2,400    Costco Wholesale Corp.                                                 207
   10,450    Wal-Mart Stores, Inc.                                                  688
                                                                               --------
                                                                                    895
                                                                               --------
             PACKAGED FOODS & MEAT (0.7%)
      610    Campbell Soup Co.                                                       19
    2,630    ConAgra Foods, Inc.                                                     66
    1,080    Dean Foods Co.*                                                         17
    4,550    General Mills, Inc.                                                    174
    1,565    H.J. Heinz Co.                                                          83
      910    Hershey Co.                                                             61
      828    J.M. Smucker Co.                                                        63
    1,470    Kellogg Co.                                                             72
   10,190    Kraft Foods, Inc. "A"                                                  390
    1,040    McCormick & Co., Inc.                                                   58
    1,371    Mead Johnson Nutrition Co.                                             111
    3,820    Sara Lee Corp.                                                          80
    1,070    Tyson Foods, Inc. "A"                                                   21
                                                                               --------
                                                                                  1,215
                                                                               --------
             PERSONAL PRODUCTS (0.1%)
    1,430    Avon Products, Inc.                                                     24
    1,480    Estee Lauder Companies, Inc. "A"                                        80
                                                                               --------
                                                                                    104
                                                                               --------
             SOFT DRINKS (1.1%)
    2,560    Coca Cola Enterprises, Inc.                                             70
   13,490    Coca-Cola Co.                                                        1,008

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
    1,290    Dr. Pepper Snapple Group, Inc.                                    $     53
    9,433    PepsiCo, Inc.                                                          640
                                                                               --------
                                                                                  1,771
                                                                               --------
             TOBACCO (0.9%)
   12,240    Altria Group, Inc.                                                     394
      815    Lorillard, Inc.                                                        101
   10,620    Philip Morris International, Inc.                                      898
    1,870    Reynolds American, Inc.                                                 78
                                                                               --------
                                                                                  1,471
                                                                               --------
             Total Consumer Staples                                               8,081
                                                                               --------
             ENERGY (4.6%)
             -------------
             COAL & CONSUMABLE FUELS (0.0%)
      887    Alpha Natural Resources, Inc.*                                           9
    1,040    CONSOL Energy, Inc.                                                     29
    1,570    Peabody Energy Corp.                                                    37
                                                                               --------
                                                                                     75
                                                                               --------
             INTEGRATED OIL & GAS (2.7%)
   12,200    Chevron Corp.                                                        1,199
    7,710    ConocoPhillips                                                         402
   28,723    Exxon Mobil Corp.                                                    2,259
    1,830    Hess Corp.                                                              80
    1,150    Murphy Oil Corp.                                                        54
    5,190    Occidental Petroleum Corp.                                             411
                                                                               --------
                                                                                  4,405
                                                                               --------
             OIL & GAS DRILLING (0.1%)
      380    Diamond Offshore Drilling, Inc.                                         22
      640    Helmerich & Payne, Inc.                                                 29
    2,040    Nabors Industries Ltd.*                                                 27
    1,500    Noble Corp.*                                                            47
      890    Rowan Companies plc "A"*                                                27
                                                                               --------
                                                                                    152
                                                                               --------
             OIL & GAS EQUIPMENT & SERVICES (0.7%)
    2,617    Baker Hughes, Inc.                                                     109
    1,400    Cameron International Corp.*                                            64
      890    FMC Technologies, Inc.*                                                 36
    5,550    Halliburton Co.                                                        167
    2,540    National-Oilwell Varco, Inc.                                           169
    8,002    Schlumberger Ltd.                                                      506
                                                                               --------
                                                                                  1,051
                                                                               --------

================================================================================

22  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
             OIL & GAS EXPLORATION & PRODUCTION (0.7%)
    2,580    Anadarko Petroleum Corp.                                          $    157
    2,210    Apache Corp.                                                           180
    1,060    Cabot Oil & Gas Corp.                                                   34
    3,220    Chesapeake Energy Corp.                                                 54
    2,350    Denbury Resources, Inc.*                                                36
    1,980    Devon Energy Corp.                                                     118
    1,600    EOG Resources, Inc.                                                    159
      880    EQT Corp.                                                               41
    3,790    Marathon Oil Corp.                                                      94
      670    Newfield Exploration Co.*                                               20
      970    Noble Energy, Inc.                                                      82
      740    Pioneer Natural Resources Co.                                           72
    1,250    QEP Resources, Inc.                                                     33
      740    Range Resources Corp.                                                   43
    2,110    Southwestern Energy Co.*                                                59
    1,383    WPX Energy, Inc.                                                        20
                                                                               --------
                                                                                  1,202
                                                                               --------
             OIL & GAS REFINING & MARKETING (0.2%)
    1,895    Marathon Petroleum Corp.                                                69
    3,935    Phillips 66 Co.*                                                       118
      650    Sunoco, Inc.                                                            30
      460    Tesoro Corp.*                                                           10
    3,220    Valero Energy Corp.                                                     68
                                                                               --------
                                                                                    295
                                                                               --------
             OIL & GAS STORAGE & TRANSPORTATION (0.2%)
    1,578    Kinder Morgan, Inc.                                                     54
    4,060    Spectra Energy Corp.                                                   117
    4,150    Williams Companies, Inc.                                               127
                                                                               --------
                                                                                    298
                                                                               --------
             Total Energy                                                         7,478
                                                                               --------
             FINANCIALS (6.2%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
    1,865    Ameriprise Financial, Inc.                                              89
    7,205    Bank of New York Mellon Corp.                                          147
      773    BlackRock, Inc.                                                        132
      860    Franklin Resources, Inc.                                                92
    3,300    Invesco Ltd.                                                            72
      750    Legg Mason, Inc.                                                        19
    1,300    Northern Trust Corp.(f)                                                 56

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
    2,970    State Street Corp.                                                $    122
    1,970    T. Rowe Price Group, Inc.                                              114
                                                                               --------
                                                                                    843
                                                                               --------
             CONSUMER FINANCE (0.4%)
    6,470    American Express Co.                                                   361
    2,870    Capital One Financial Corp.                                            147
    3,520    Discover Financial Services                                            117
    3,810    SLM Corp.                                                               53
                                                                               --------
                                                                                    678
                                                                               --------
             DIVERSIFIED BANKS (0.9%)
    1,300    Comerica, Inc.                                                          39
   11,380    U.S. Bancorp                                                           354
   31,720    Wells Fargo & Co.                                                    1,017
                                                                               --------
                                                                                  1,410
                                                                               --------
             INSURANCE BROKERS (0.1%)
    1,550    Aon plc                                                                 72
    2,820    Marsh & McLennan Companies, Inc.                                        90
                                                                               --------
                                                                                    162
                                                                               --------
             INVESTMENT BANKING & BROKERAGE (0.3%)
    6,490    Charles Schwab Corp.                                                    81
    1,805    E*Trade Financial Corp.*                                                15
    2,770    Goldman Sachs Group, Inc.                                              265
    9,170    Morgan Stanley                                                         123
                                                                               --------
                                                                                    484
                                                                               --------
             LIFE & HEALTH INSURANCE (0.4%)
    2,770    AFLAC, Inc.                                                            111
    2,199    Lincoln National Corp.                                                  45
    6,250    MetLife, Inc.                                                          183
    1,820    Principal Financial Group, Inc.                                         45
    2,745    Prudential Financial, Inc.                                             127
      742    Torchmark Corp.                                                         35
    1,300    Unum Group                                                              26
                                                                               --------
                                                                                    572
                                                                               --------
             MULTI-LINE INSURANCE (0.2%)
    3,860    American International Group, Inc.*                                    113
      700    Assurant, Inc.                                                          24
    3,680    Genworth Financial, Inc. "A"*                                           19
    2,730    Hartford Financial Services Group, Inc.                                 46
    2,116    Loews Corp.                                                             82
                                                                               --------
                                                                                    284
                                                                               --------

================================================================================

24  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
             MULTI-SECTOR HOLDINGS (0.0%)
    1,400    Leucadia National Corp.                                           $     29
                                                                               --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (1.0%)
   64,643    Bank of America Corp.                                                  475
   17,641    Citigroup, Inc.                                                        468
   22,679    JPMorgan Chase & Co.                                                   752
                                                                               --------
                                                                                  1,695
                                                                               --------
             PROPERTY & CASUALTY INSURANCE (0.9%)
    1,670    ACE Ltd.                                                               121
    3,040    Allstate Corp.                                                         103
   10,458    Berkshire Hathaway, Inc. "B"*                                          830
    1,990    Chubb Corp.                                                            143
      970    Cincinnati Financial Corp.                                              35
    3,740    Progressive Corp.                                                       81
    2,350    Travelers Companies, Inc.                                              147
    2,680    XL Group plc                                                            55
                                                                               --------
                                                                                  1,515
                                                                               --------
             REAL ESTATE SERVICES (0.0%)
    1,830    CBRE Group, Inc.*                                                       30
                                                                               --------
             REGIONAL BANKS (0.4%)
    4,130    BB&T Corp.                                                             125
    5,810    Fifth Third Bancorp                                                     78
    1,786    First Horizon National Corp.                                            15
    5,110    Huntington Bancshares, Inc.                                             33
    6,620    KeyCorp                                                                 50
      760    M&T Bank Corp.                                                          62
    3,105    PNC Financial Services Group, Inc.                                     191
   10,020    Regions Financial Corp.                                                 63
    3,200    SunTrust Banks, Inc.                                                    73
    1,130    Zions Bancorp.                                                          21
                                                                               --------
                                                                                    711
                                                                               --------
             REITs - DIVERSIFIED (0.1%)
    1,238    Vornado Realty Trust                                                   101
                                                                               --------
             REITs - INDUSTRIAL (0.1%)
    2,603    ProLogis, Inc.                                                          83
                                                                               --------
             REITs - OFFICE (0.1%)
    1,050    Boston Properties, Inc.                                                108
                                                                               --------
             REITs - RESIDENTIAL (0.1%)
      730    Apartment Investment & Management Co. "A"                               20
      510    AvalonBay Communities, Inc.                                             71

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
    2,215    Equity Residential Properties Trust                               $    135
                                                                               --------
                                                                                    226
                                                                               --------
             REITs - RETAIL (0.2%)
    2,670    Kimco Realty Corp.                                                      48
    2,004    Simon Property Group, Inc.                                             296
                                                                               --------
                                                                                    344
                                                                               --------
             REITs - SPECIALIZED (0.3%)
    2,430    HCP, Inc.                                                               99
    1,260    Health Care REIT, Inc.                                                  70
    3,902    Host Hotels & Resorts, Inc.                                             60
      800    Plum Creek Timber Co., Inc.                                             29
      575    Public Storage                                                          77
    1,520    Ventas, Inc.                                                            89
    3,017    Weyerhaeuser Co.                                                        60
                                                                               --------
                                                                                    484
                                                                               --------
             SPECIALIZED FINANCE (0.2%)
      370    CME Group, Inc.                                                         95
      440    IntercontinentalExchange, Inc.*                                         54
    1,370    Moody's Corp.                                                           50
      840    NASDAQ OMX Group, Inc.*                                                 19
    1,520    NYSE Euronext                                                           37
                                                                               --------
                                                                                    255
                                                                               --------
             THRIFTS & MORTGAGE FINANCE (0.0%)
    3,630    Hudson City Bancorp, Inc.                                               22
    2,220    People's United Financial, Inc.                                         26
                                                                               --------
                                                                                     48
                                                                               --------
             Total Financials                                                    10,062
                                                                               --------
             HEALTH CARE (5.2%)
             ------------------
             BIOTECHNOLOGY (0.6%)
    1,130    Alexion Pharmaceuticals, Inc.*                                         102
    4,740    Amgen, Inc.                                                            330
    1,260    Biogen Idec, Inc.*                                                     165
    2,730    Celgene Corp.*                                                         186
    4,490    Gilead Sciences, Inc.*                                                 224
                                                                               --------
                                                                                  1,007
                                                                               --------
             HEALTH CARE DISTRIBUTORS (0.2%)
    1,930    AmerisourceBergen Corp.                                                 71
    2,310    Cardinal Health, Inc.                                                   96
    1,450    McKesson Corp.                                                         127

================================================================================

26  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
      720    Patterson Companies, Inc.                                         $      24
                                                                                --------
                                                                                     318
                                                                                --------
             HEALTH CARE EQUIPMENT (0.8%)
    3,470    Baxter International, Inc.                                              176
    1,310    Becton, Dickinson and Co.                                                96
    8,320    Boston Scientific Corp.*                                                 48
      600    C.R. Bard, Inc.                                                          58
    1,315    CareFusion Corp.*                                                        32
    2,320    Covidien plc                                                            120
      580    Edwards Lifesciences Corp.*                                              49
      230    Intuitive Surgical, Inc.*                                               120
    6,290    Medtronic, Inc.                                                         232
    1,910    St. Jude Medical, Inc.                                                   73
    1,770    Stryker Corp.                                                            91
      830    Varian Medical Systems, Inc.*                                            49
    1,130    Zimmer Holdings, Inc.                                                    69
                                                                                --------
                                                                                   1,213
                                                                                --------
             HEALTH CARE FACILITIES (0.0%)
    3,270    Tenet Healthcare Corp.*                                                  15
                                                                                --------
             HEALTH CARE SERVICES (0.2%)
      570    DaVita, Inc.*                                                            46
    4,819    Express Scripts, Inc.*                                                  252
      615    Laboratory Corp. of America Holdings*                                    51
      600    Quest Diagnostics, Inc.                                                  34
                                                                                --------
                                                                                     383
                                                                                --------
             HEALTH CARE SUPPLIES (0.0%)
    1,150    DENTSPLY International, Inc.                                             43
                                                                                --------
             HEALTH CARE TECHNOLOGY (0.1%)
      860    Cerner Corp.*                                                            67
                                                                                --------
             LIFE SCIENCES TOOLS & SERVICES (0.2%)
    2,000    Agilent Technologies, Inc.                                               81
    1,439    Life Technologies Corp.*                                                 59
      680    PerkinElmer, Inc.                                                        18
    2,200    Thermo Fisher Scientific, Inc.                                          111
      690    Waters Corp.*                                                            55
                                                                                --------
                                                                                     324
                                                                                --------
             MANAGED HEALTH CARE (0.5%)
    2,120    Aetna, Inc.                                                              87
    1,460    CIGNA Corp.                                                              64

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
    1,170    Coventry Health Care, Inc.                                        $     36
    1,000    Humana, Inc.                                                            76
    6,400    UnitedHealth Group, Inc.                                               357
    2,020    WellPoint, Inc.                                                        136
                                                                               --------
                                                                                    756
                                                                               --------
             PHARMACEUTICALS (2.6%)
    9,330    Abbott Laboratories                                                    577
    1,800    Allergan, Inc.                                                         163
   10,146    Bristol-Myers Squibb Co.                                               338
    6,140    Eli Lilly and Co.                                                      251
    1,600    Forest Laboratories, Inc.*                                              56
      940    Hospira, Inc.*                                                          29
   16,540    Johnson & Johnson                                                    1,033
   18,313    Merck & Co., Inc.                                                      688
    2,530    Mylan, Inc.*                                                            55
      520    Perrigo Co.                                                             54
   45,284    Pfizer, Inc.                                                           990
      840    Watson Pharmaceuticals, Inc.*                                           60
                                                                               --------
                                                                                  4,294
                                                                               --------
             Total Health Care                                                    8,420
                                                                               --------
             INDUSTRIALS (4.6%)
             ------------------
             AEROSPACE & DEFENSE (1.1%)
    4,340    Boeing Co.                                                             302
    2,140    General Dynamics Corp.                                                 137
      740    Goodrich Corp.                                                          93
    4,610    Honeywell International, Inc.                                          256
      540    L-3 Communications Holdings, Inc.                                       37
    1,690    Lockheed Martin Corp.                                                  140
    1,190    Northrop Grumman Corp.                                                  70
    1,010    Precision Castparts Corp.                                              168
    1,625    Raytheon Co.                                                            82
    1,230    Rockwell Collins, Inc.                                                  62
    2,070    Textron, Inc.                                                           49
    5,410    United Technologies Corp.                                              401
                                                                               --------
                                                                                  1,797
                                                                               --------
             AIR FREIGHT & LOGISTICS (0.4%)
      770    C.H. Robinson Worldwide, Inc.                                           45
    1,160    Expeditors International of Washington, Inc.                            44
    2,230    FedEx Corp.                                                            199
    5,520    United Parcel Service, Inc. "B"                                        414
                                                                               --------
                                                                                    702
                                                                               --------

================================================================================

28  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
             AIRLINES (0.0%)
    5,190    Southwest Airlines Co.                                            $     47
                                                                               --------
             BUILDING PRODUCTS (0.0%)
    2,100    Masco Corp.                                                             26
                                                                               --------
             COMMERCIAL PRINTING (0.0%)
    1,080    R.R. Donnelley & Sons Co.                                               12
                                                                               --------
             CONSTRUCTION & ENGINEERING (0.1%)
    1,020    Fluor Corp.                                                             48
      640    Jacobs Engineering Group, Inc.*                                         23
    1,260    Quanta Services, Inc.*                                                  28
                                                                               --------
                                                                                     99
                                                                               --------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.5%)
    3,795    Caterpillar, Inc.                                                      333
      930    Cummins, Inc.                                                           90
    2,480    Deere & Co.                                                            183
      640    Joy Global, Inc.                                                        36
    2,162    PACCAR, Inc.                                                            81
                                                                               --------
                                                                                    723
                                                                               --------
             DIVERSIFIED SUPPORT SERVICES (0.1%)
      670    Cintas Corp.                                                            25
    1,020    Iron Mountain, Inc.                                                     29
                                                                               --------
                                                                                     54
                                                                               --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
      900    Cooper Industries plc                                                   63
    4,390    Emerson Electric Co.                                                   205
    1,110    Rockwell Automation, Inc.                                               81
      230    Roper Industries, Inc.                                                  23
                                                                               --------
                                                                                    372
                                                                               --------
             ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
    2,526    Republic Services, Inc.                                                 66
      480    Stericycle, Inc.*                                                       42
    2,245    Waste Management, Inc.                                                  73
                                                                               --------
                                                                                    181
                                                                               --------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
      750    Robert Half International, Inc.                                         21
                                                                               --------
             INDUSTRIAL CONGLOMERATES (1.2%)
    4,190    3M Co.                                                                 353
    3,670    Danaher Corp.                                                          191
   63,640    General Electric Co.                                                 1,215

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
    2,770    Tyco International Ltd.                                           $    147
                                                                               --------
                                                                                  1,906
                                                                               --------
             INDUSTRIAL MACHINERY (0.4%)
    1,320    Dover Corp.                                                             75
    2,420    Eaton Corp.                                                            103
      440    Flowserve Corp.                                                         45
    2,510    Illinois Tool Works, Inc.                                              141
    1,860    Ingersoll-Rand plc                                                      77
      850    Pall Corp.                                                              47
      940    Parker-Hannifin Corp.                                                   77
    1,253    Stanley Black & Decker, Inc.                                            83
    1,090    Xylem, Inc.                                                             28
                                                                               --------
                                                                                    676
                                                                               --------
             OFFICE SERVICES & SUPPLIES (0.0%)
      660    Avery Dennison Corp.                                                    19
      770    Pitney Bowes, Inc.                                                      11
                                                                               --------
                                                                                     30
                                                                               --------
             RAILROADS (0.4%)
    7,340    CSX Corp.                                                              154
    1,330    Norfolk Southern Corp.                                                  87
    3,170    Union Pacific Corp.                                                    353
                                                                               --------
                                                                                    594
                                                                               --------
             RESEARCH & CONSULTING SERVICES (0.0%)
      270    Dun & Bradstreet Corp.                                                  18
      720    Equifax, Inc.                                                           33
                                                                               --------
                                                                                     51
                                                                               --------
             TRADING COMPANIES & DISTRIBUTORS (0.1%)
    1,860    Fastenal Co.                                                            82
      480    W.W. Grainger, Inc.                                                     93
                                                                               --------
                                                                                    175
                                                                               --------
             TRUCKING (0.0%)
      300    Ryder System, Inc.                                                      13
                                                                               --------
             Total Industrials                                                    7,479
                                                                               --------
             INFORMATION TECHNOLOGY (8.7%)
             -----------------------------
             APPLICATION SOFTWARE (0.3%)
    2,930    Adobe Systems, Inc.*                                                    91
    1,090    Autodesk, Inc.*                                                         35
    1,240    Citrix Systems, Inc.*                                                   90
    1,640    Intuit, Inc.                                                            92

================================================================================

30  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
      770    Salesforce.com, Inc.*                                             $    107
                                                                               --------
                                                                                    415
                                                                               --------
             COMMUNICATIONS EQUIPMENT (0.8%)
   32,075    Cisco Systems, Inc.                                                    524
      450    F5 Networks, Inc.*                                                      47
      790    Harris Corp.                                                            31
    1,770    JDS Uniphase Corp.*                                                     18
    3,060    Juniper Networks, Inc.*                                                 53
    1,775    Motorola Solutions, Inc.                                                85
   10,120    QUALCOMM, Inc.                                                         580
                                                                               --------
                                                                                  1,338
                                                                               --------
             COMPUTER HARDWARE (2.2%)
    5,590    Apple, Inc.*                                                         3,230
    9,340    Dell, Inc.*                                                            115
   11,830    Hewlett-Packard Co.                                                    268
                                                                               --------
                                                                                  3,613
                                                                               --------
             COMPUTER STORAGE & PERIPHERALS (0.3%)
   12,490    EMC Corp.*                                                             298
      620    Lexmark International, Inc. "A"                                         16
    2,010    NetApp, Inc.*                                                           60
    1,600    SanDisk Corp.*                                                          52
    1,370    Western Digital Corp.*                                                  43
                                                                               --------
                                                                                    469
                                                                               --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
    2,960    Automatic Data Processing, Inc.                                        154
    1,100    Computer Sciences Corp.                                                 29
    1,180    Fidelity National Information Services, Inc.                            39
      850    Fiserv, Inc.*                                                           57
      610    MasterCard, Inc. "A"                                                   248
    1,630    Paychex, Inc.                                                           49
       70    Total System Services, Inc.                                              1
    3,010    Visa, Inc. "A"                                                         347
    3,575    Western Union Co.                                                       59
                                                                               --------
                                                                                    983
                                                                               --------
             ELECTRONIC COMPONENTS (0.1%)
    1,270    Amphenol Corp. "A"                                                      68
    8,960    Corning, Inc.                                                          116
                                                                               --------
                                                                                    184
                                                                               --------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
      930    FLIR Systems, Inc.                                                      20
                                                                               --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
             ELECTRONIC MANUFACTURING SERVICES (0.1%)
    1,520    Jabil Circuit, Inc.                                               $     29
    1,060    Molex, Inc.                                                             25
    2,230    TE Connectivity Ltd.                                                    70
                                                                               --------
                                                                                    124
                                                                               --------
             HOME ENTERTAINMENT SOFTWARE (0.0%)
    1,970    Electronic Arts, Inc.*                                                  27
                                                                               --------
             INTERNET SOFTWARE & SERVICES (0.8%)
    1,250    Akamai Technologies, Inc.*                                              37
    6,600    eBay, Inc.*                                                            258
    1,530    Google, Inc. "A"*                                                      889
      770    VeriSign, Inc.*                                                         29
    7,130    Yahoo!, Inc.*                                                          109
                                                                               --------
                                                                                  1,322
                                                                               --------
             IT CONSULTING & OTHER SERVICES (1.1%)
    3,720    Accenture plc "A"                                                      212
    2,120    Cognizant Technology Solutions Corp. "A"*                              124
    7,170    International Business Machines Corp.                                1,383
    1,650    SAIC, Inc.                                                              18
    1,005    Teradata Corp.*                                                         67
                                                                               --------
                                                                                  1,804
                                                                               --------
             OFFICE ELECTRONICS (0.1%)
    7,923    Xerox Corp.                                                             57
                                                                               --------
             SEMICONDUCTOR EQUIPMENT (0.1%)
    6,250    Applied Materials, Inc.                                                 65
      990    KLA-Tencor Corp.                                                        45
      420    Novellus Systems, Inc.*                                                 18
    1,340    Teradyne, Inc.*                                                         19
                                                                               --------
                                                                                    147
                                                                               --------
             SEMICONDUCTORS (0.9%)
    4,440    Advanced Micro Devices, Inc.*                                           27
    2,050    Altera Corp.                                                            69
    2,280    Analog Devices, Inc.                                                    83
    3,120    Broadcom Corp. "A"*                                                    101
      420    First Solar, Inc.*                                                       5
   29,830    Intel Corp.                                                            771
    1,440    Linear Technology Corp.                                                 42
    3,380    LSI Corp.*                                                              22
    1,370    Microchip Technology, Inc.                                              43
    5,040    Micron Technology, Inc.*                                                29
    3,410    NVIDIA Corp.*                                                           42

================================================================================

32  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
    6,890    Texas Instruments, Inc.                                           $    196
    1,570    Xilinx, Inc.                                                            50
                                                                               --------
                                                                                  1,480
                                                                               --------
             SYSTEMS SOFTWARE (1.3%)
    1,425    BMC Software, Inc.*                                                     60
    2,160    CA, Inc.                                                                54
   44,755    Microsoft Corp.                                                      1,307
   23,127    Oracle Corp.                                                           612
    1,150    Red Hat, Inc.*                                                          59
    3,360    Symantec Corp.*                                                         50
                                                                               --------
                                                                                  2,142
                                                                               --------
             Total Information Technology                                        14,125
                                                                               --------
             MATERIALS (1.5%)
             ----------------
             ALUMINUM (0.0%)
    6,500    Alcoa, Inc.                                                             56
                                                                               --------
             CONSTRUCTION MATERIALS (0.0%)
      760    Vulcan Materials Co.                                                    26
                                                                               --------
             DIVERSIFIED CHEMICALS (0.4%)
    7,130    Dow Chemical Co.                                                       222
    5,510    E.I. du Pont de Nemours & Co.                                          266
      940    Eastman Chemical Co.                                                    44
      320    FMC Corp.                                                               16
    1,230    PPG Industries, Inc.                                                   127
                                                                               --------
                                                                                    675
                                                                               --------
             DIVERSIFIED METALS & MINING (0.1%)
    5,732    Freeport-McMoRan Copper & Gold, Inc.                                   184
      490    Titanium Metals Corp.                                                    5
                                                                               --------
                                                                                    189
                                                                               --------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
      410    CF Industries Holdings, Inc.                                            70
    3,020    Monsanto Co.                                                           233
    1,640    Mosaic Co.                                                              78
                                                                               --------
                                                                                    381
                                                                               --------
             GOLD (0.1%)
    2,900    Newmont Mining Corp.                                                   137
                                                                               --------
             INDUSTRIAL GASES (0.2%)
    1,245    Air Products & Chemicals, Inc.                                          98
      110    Airgas, Inc.                                                            10

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
    2,150    Praxair, Inc.                                                     $    228
                                                                               --------
                                                                                    336
                                                                               --------
             METAL & GLASS CONTAINERS (0.1%)
    1,380    Ball Corp.                                                              55
      960    Owens-Illinois, Inc.*                                                   19
                                                                               --------
                                                                                     74
                                                                               --------
             PAPER PACKAGING (0.0%)
       140   Bemis Co., Inc.                                                          4
       950   Sealed Air Corp.                                                        15
                                                                               --------
                                                                                     19
                                                                               --------
             PAPER PRODUCTS (0.1%)
    3,430    International Paper Co.                                                100
    1,340    MeadWestvaco Corp.                                                      37
                                                                               --------
                                                                                    137
                                                                               --------
             SPECIALTY CHEMICALS (0.2%)
    1,500    Ecolab, Inc.                                                            95
      570    International Flavors & Fragrances, Inc.                                32
      520    Sherwin-Williams Co.                                                    67
      950    Sigma-Aldrich Corp.                                                     66
                                                                               --------
                                                                                    260
                                                                               --------
             STEEL (0.1%)
      760    Allegheny Technologies, Inc.                                            24
      860    Cliffs Natural Resources, Inc.                                          41
    1,890    Nucor Corp.                                                             68
      960    United States Steel Corp.                                               20
                                                                               --------
                                                                                    153
                                                                               --------
             Total Materials                                                      2,443
                                                                               --------
             TELECOMMUNICATION SERVICES (1.5%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (1.3%)
   35,380    AT&T, Inc.                                                           1,209
    3,981    CenturyLink, Inc.                                                      156
    6,129    Frontier Communications Corp.                                           23
   17,025    Verizon Communications, Inc.                                           709
    3,606    Windstream Corp.                                                        34
                                                                               --------
                                                                                  2,131
                                                                               --------
             WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    2,210    American Tower Corp.                                                   143
    1,510    Crown Castle International Corp.*                                       83
    2,080    MetroPCS Communications, Inc.*                                          13

================================================================================

34  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
   17,580    Sprint Nextel Corp.*                                              $     45
                                                                               --------
                                                                                    284
                                                                               --------
             Total Telecommunication Services                                     2,415
                                                                               --------
             UTILITIES (1.6%)
             ----------------
             ELECTRIC UTILITIES (0.9%)
    2,820    American Electric Power Co., Inc.                                      109
    7,864    Duke Energy Corp.                                                      173
    1,730    Edison International                                                    78
      990    Entergy Corp.                                                           64
    5,128    Exelon Corp.                                                           190
    2,320    FirstEnergy Corp.                                                      108
    3,140    NextEra Energy, Inc.                                                   205
    1,380    Northeast Utilities                                                     50
    1,750    Pepco Holdings, Inc.                                                    33
      850    Pinnacle West Capital Corp.                                             42
    3,990    PPL Corp.                                                              109
    2,080    Progress Energy, Inc.                                                  114
    4,600    Southern Co.                                                           211
                                                                               --------
                                                                                  1,486
                                                                               --------
             GAS UTILITIES (0.1%)
      650    AGL Resources, Inc.                                                     24
      630    ONEOK, Inc.                                                             52
    1,410    Sempra Energy                                                           92
                                                                               --------
                                                                                    168
                                                                               --------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
    3,900    AES Corp.*                                                              47
      150    NRG Energy, Inc.*                                                        3
                                                                               --------
                                                                                     50
                                                                               --------
             MULTI-UTILITIES (0.6%)
    1,840    Ameren Corp.                                                            59
    2,760    CenterPoint Energy, Inc.                                                56
      770    CMS Energy Corp.                                                        18
    1,680    Consolidated Edison, Inc.                                              101
    3,360    Dominion Resources, Inc.                                               175
      920    DTE Energy Co.                                                          52
      601    Integrys Energy Group, Inc.                                             33
    2,170    NiSource, Inc.                                                          54
    2,420    PG&E Corp.                                                             106
    3,040    Public Service Enterprise Group, Inc.                                   95
      880    SCANA Corp.                                                             41

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

---------------------------------------------------------------------------------------
                                                                                 MARKET
NUMBER                                                                            VALUE
OF SHARES    SECURITY                                                             (000)
---------------------------------------------------------------------------------------
    1,670    TECO Energy, Inc.                                                 $     29
    1,740    Wisconsin Energy Corp.                                                  66
    1,980    Xcel Energy, Inc.                                                       56
                                                                               --------
                                                                                    941
                                                                               --------
             Total Utilities                                                      2,645
                                                                               --------
             Total Blue Chip Stocks (cost: $45,215)                              71,219
                                                                               --------

             WARRANTS (0.0%)

             ENERGY (0.0%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.0%)
    2,387    Kinder Morgan, Inc.*                                                     5
                                                                               --------
             Total Warrants (cost: $5)                                                5
                                                                               --------
             Total Equity Securities (cost: $45,220)                             71,224
                                                                               --------

             TOTAL INVESTMENTS (COST: $133,362)                                $161,878
                                                                               ========

--------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------
                                         (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                     QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                 IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS              INPUTS         INPUTS        TOTAL
--------------------------------------------------------------------------------------------------
Tax-Exempt Bonds                           $    --             $90,551            $--     $ 90,551
Tax-Exempt Securities:
  Tax-Exempt Money
    Market Instruments:
    Money Market Funds                         103                  --             --          103
Equity Securities:
  Blue Chip Stocks                          71,219                  --             --       71,219
  Warrants                                       5                  --             --            5
--------------------------------------------------------------------------------------------------
Total                                      $71,327             $90,551            $--     $161,878
--------------------------------------------------------------------------------------------------

For the period of June 1, 2011 through May 31, 2012, there were no transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

36  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2012

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

    CREDIT ENHANCEMENTS -- add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)  Principal and interest payments are insured by one of the following:
           ACA Financial Guaranty Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Financial Guaranty Insurance Co., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  37

================================================================================

           no assurance that the insurance company will meet its obligations.

    (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from Texas Permanent School Fund.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA      Economic Development Authority
    IDA      Industrial Development Authority/Agency
    ISD      Independent School District
    MTA      Metropolitan Transportation Authority
    PRE      Prerefunded to a date prior to maturity
    REIT     Real estate investment trust
    USD      Unified School District

o   SPECIFIC NOTES

    (a) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (b) Security deemed illiquid by the USAA Asset Management Company (the Manager), under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at May 31, 2012, was $2,382,000, which represented 1.5% of the Fund's net assets.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

    (d) Currently the issuer is in default with respect to interest and/or principal payments.

================================================================================

38  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    (e) Rate represents the money market fund annualized seven-day yield at May 31, 2012.

    (f) Northern Trust Corp. is the parent of Northern Trust Investments, Inc., which is the subadviser of the Fund.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2012

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $133,362)            $161,878
   Receivables:
      Capital shares sold                                                        105
      Dividends and interest                                                   1,312
      Other                                                                        4
                                                                            --------
         Total assets                                                        163,299
                                                                            --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                     21
      Bank overdraft                                                             406
   Accrued management fees                                                        77
   Accrued transfer agent's fees                                                   2
   Other accrued expenses and payables                                            75
                                                                            --------
         Total liabilities                                                       581
                                                                            --------
            Net assets applicable to capital shares outstanding             $162,718
                                                                            ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                          $148,298
   Accumulated undistributed net investment income                               766
   Accumulated net realized loss on investments                              (14,862)
   Net unrealized appreciation of investments                                 28,516
                                                                            --------
            Net assets applicable to capital shares outstanding             $162,718
                                                                            ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                            11,610
                                                                            ========
   Net asset value, redemption price, and offering price per share          $  14.02
                                                                            ========

See accompanying notes to financial statements.

================================================================================

40  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2012

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                             $ 1,524
   Interest                                                                4,061
                                                                         -------
         Total income                                                      5,585
                                                                         -------
EXPENSES
   Management fees                                                           834
   Administration and servicing fees                                         231
   Transfer agent's fees                                                     185
   Custody and accounting fees                                                96
   Postage                                                                    12
   Shareholder reporting fees                                                 19
   Trustees' fees                                                             13
   Registration fees                                                          30
   Professional fees                                                          75
   Other                                                                      10
                                                                         -------
         Total expenses                                                    1,505
                                                                         -------
NET INVESTMENT INCOME                                                      4,080
                                                                         -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND AFFILIATED TRANSACTIONS
   Net realized gain on:
      Unaffiliated transactions                                              728
      Affiliated transactions (Note 7)                                        44
   Change in net unrealized appreciation/depreciation                      5,518
                                                                         -------
         Net realized and unrealized gain                                  6,290
                                                                         -------
   Increase in net assets resulting from operations                      $10,370
                                                                         =======

See accompanying notes to financial statements.

================================================================================

                                                  FINANCIAL STATEMENTS |      41

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                  2012          2011
------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                     $  4,080       $  4,043
   Net realized gain on investments                               772          3,098
   Change in net unrealized appreciation/depreciation of
      investments                                               5,518         10,427
                                                             -----------------------
      Increase in net assets resulting from operations         10,370         17,568
                                                             -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (4,015)        (4,092)
                                                             -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                   15,738         12,451
   Reinvested dividends                                         3,770          3,837
   Cost of shares redeemed                                    (17,638)       (19,522)
                                                             -----------------------
      Increase (decrease) in net assets from capital
         share transactions                                     1,870         (3,234)
                                                             -----------------------
   Net increase in net assets                                   8,225         10,242

NET ASSETS
   Beginning of year                                          154,493        144,251
                                                             -----------------------
   End of year                                               $162,718       $154,493
                                                             =======================
Accumulated undistributed net investment income:
   End of year                                               $    766       $    704
                                                             =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                  1,149            975
   Shares issued for dividends reinvested                         283            304
   Shares redeemed                                             (1,316)        (1,532)
                                                             -----------------------
      Increase (decrease) in shares outstanding                   116           (253)
                                                             =======================

See accompanying notes to financial statements.

================================================================================

42  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2012

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this annual report pertains only to the USAA Growth and Tax Strategy Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek a conservative balance between income, the majority of which is exempt from federal income tax, and the potential for long-term growth of capital to preserve purchasing power.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    3. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    5. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by USAA Asset Management Company (the Manager), an affiliate of the Fund, in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and

================================================================================

44  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

        an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include all tax-exempt bonds valued based on methods discussed in Note A4.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2012, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year ended May 31, 2012, the Fund did not receive any brokerage commission recapture credits.

G. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims

================================================================================

46  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. Prior to September 24, 2011, the funds were assessed a proportionate share of CAPCO's operating expenses, and the maximum annual facility fee was 0.10% of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended May 31, 2012, the Fund paid CAPCO facility fees of $1,000, which represents 0.3% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended May 31, 2012.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency and non-REIT return of capital adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and accumulated net realized losses on investments by $3,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2012, and 2011, was as follows:

                                               2012                      2011
                                            ------------------------------------
Ordinary income*                            $1,098,000                $1,124,000
Tax-exempt income                            2,917,000                 2,968,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2012, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income                                     $    667,000
Undistributed ordinary income                                            104,000
Accumulated capital and other losses                                 (14,836,000)
Unrealized appreciation of investments                                28,492,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and return of capital dividend adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted, which changed various rules governing the tax treatment of regulated investment companies. The changes made under the Act are generally effective for years beginning

================================================================================

48  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

after the date of enactment. Under the Act net capital losses may be carried forward indefinitely, and they retain their character as short-term and or long-term capital losses. Under pre-enactment law, net capital losses could be carried forward for eight years and treated as short-term capital losses, irrespective of the character of the original capital loss. As a transition rule, the Act requires that post-enactment capital loss carryforwards be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. For the year ended May 31, 2012, the Fund utilized pre-enactment capital loss carryforwards of $770,000, to offset capital gains. At May 31, 2012, the Fund had pre-enactment capital loss carryforwards of $14,836,000, and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

PRE-ENACTMENT CAPITAL LOSS CARRYFORWARDS
----------------------------------------
EXPIRES                        BALANCE
-------                      -----------
 2017                        $ 3,303,000
 2018                         11,533,000
                             -----------
                 Total       $14,836,000
                             ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended May 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of May 31, 2012, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended May 31, 2012, and each of the three preceding fiscal years, remain

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2012, were $15,178,000 and $12,806,000, respectively.

As of May 31, 2012, the cost of securities, including short-term securities, for federal income tax purposes, was $133,386,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2012, for federal income tax purposes, were $32,800,000 and $4,308,000, respectively, resulting in net unrealized appreciation of $28,492,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is also authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

================================================================================

50  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated monthly by comparing the Fund's performance to a Composite Index comprised of 51% of the Lipper General Municipal Debt Funds Index, which tracks the total return performance of the 30 largest funds within this category, and 49% of the Lipper Large-Cap Core Funds Index, which tracks the total return performance of the 30 largest funds within this category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 0.20% to 0.50%                    +/- 0.04%
+/- 0.51% to 1.00%                    +/- 0.05%
+/- 1.01% and greater                 +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Composite Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2012, the Fund incurred total management fees, paid or payable to the Manager, of $834,000, which included a 0.04% performance adjustment of $63,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with Northern Trust Investments (NTI), under which NTI directs the investment and reinvestment of the portion of the Fund's assets invested in blue chip stocks (as allocated from time to time by the Manager). The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $100,000 or a fee at an annual amount of 0.25% on the first $40 million of assets and 0.10% on assets over $40 million of the portion of the Fund's average net assets that NTI manages. For the year ended May 31, 2012, the Manager incurred subadvisory fees, paid or payable to NTI, of $130,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended May 31, 2012, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $231,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2012, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus-out-of pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended May 31, 2012, the Fund incurred transfer agent's fees, paid or payable to SAS, of $185,000.

================================================================================

52  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

E. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2012, in accordance with affiliated transaction procedures approved by the Trust's Board of Trustees, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA fund at the then-current market price with no brokerage commissions incurred.

                                                               NET REALIZED
                                                  COST TO         GAIN TO
      SELLER              PURCHASER              PURCHASER         SELLER
------------------------------------------------------------------------------
USAA Growth and        USAA Tax Exempt
 Tax Strategy Fund      Long-Term Bond Fund     $1,010,000         $44,000

(8) NEW ACCOUNTING PRONOUNCEMENTS

FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board
(FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager has evaluated the impact of this guidance noting the only impact is to the Fund's financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED MAY 31,
                             ---------------------------------------------------------------
                                 2012          2011          2010          2009         2008
                             ---------------------------------------------------------------
Net asset value at
  beginning of period        $  13.44      $  12.28      $  11.00      $  13.80     $  14.75
                             ---------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .36           .35           .37           .40          .40
  Net realized and
    unrealized gain (loss)        .57          1.16          1.28         (2.80)        (.96)
                             ---------------------------------------------------------------
Total from investment
  operations                      .93          1.51          1.65         (2.40)        (.56)
                             ---------------------------------------------------------------
Less distributions from:
  Net investment income          (.35)         (.35)         (.37)         (.40)        (.39)
                             ---------------------------------------------------------------
  Net asset value at end
    of period                $  14.02      $  13.44      $  12.28      $  11.00     $  13.80
                             ===============================================================
Total return (%)*                7.11         12.54         15.17(a)     (17.38)       (3.81)
Net assets at end of
  period (000)               $162,718      $154,493      $144,251      $132,807     $180,200
Ratios to average
  net assets:**
  Expenses (%)(b)                 .98           .93           .88(a)        .90          .89
  Net investment income (%)      2.65          2.73          3.08          3.46         2.80
Portfolio turnover (%)              8            19            18            25           38

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2012, average net assets were $154,160,000.
(a) For the year ended May 31, 2010, SAS reimbursed the Fund $21,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by 0.01%. This decrease is excluded from the expense ratios above.
(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

54  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2012 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2011, through May 31, 2012.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                         BEGINNING            ENDING            DURING PERIOD*
                                       ACCOUNT VALUE       ACCOUNT VALUE      DECEMBER 1, 2011 -
                                      DECEMBER 1, 2011     MAY 31, 2012          MAY 31, 2012
                                      ----------------------------------------------------------
Actual                                   $1,000.00           $1,071.70               $5.02

Hypothetical
 (5% return before expenses)              1,000.00            1,020.15                4.90

* Expenses are equal to the Fund's annualized expense ratio of 0.97%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 7.17% for the six-month period of December 1, 2011, through May 31, 2012.

================================================================================

56  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

ADVISORY AGREEMENTS

May 31, 2012

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 17, 2012, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

                                                       ADVISORY AGREEMENTS |  57

================================================================================

the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of its duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board

================================================================================

58  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding

================================================================================

                                                       ADVISORY AGREEMENTS |  59

================================================================================

outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2011. The Board also noted that the Fund's percentile performance ranking was in the top 5% of its performance universe for the one-year period ended December 31, 2011, was in the top 25% of its performance universe for the three-year period ended December 31, 2011, and was in the top 50% of its performance universe for the five-year period ended December 31, 2011.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for

================================================================================

60  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the

================================================================================

                                                       ADVISORY AGREEMENTS |  61

================================================================================

Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them by the Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into

================================================================================

62  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by the Subadviser and the Subadviser's profitability with respect to the Fund, and the potential economies of scale in the Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreement than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board noted that it was reported that the subadvisory fees that the Subadviser charges the Fund are unique due to the type of fund and could not be compared to the fees that the Subadviser charges to other clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2011, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of the Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's focus on the Subadviser's performance. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

================================================================================

                                                       ADVISORY AGREEMENTS |  63

================================================================================

CONCLUSIONS -- The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

64  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 70 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years; however, this policy may be changed by the Board at any time. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President and Director of AMCO (01/12-present); Senior Vice President of USAA Financial Planning Services Agency, Inc. (FPS) (04/11-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cadogan Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds launched and managed by Cadogan Management, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

68  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President and Director of AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-01/12); Vice President, Fixed Income Investments, IMCO (02/04-02/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-01/12); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Investments Compliance, USAA (03/12-present); Assistant Vice President, Mutual Funds Compliance, USAA (09/04-02/12).

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

70  | USAA GROWTH AND TAX STRATEGY FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
        (8722)                       "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   23403-0712                                (C)2012, USAA. All rights reserved.




ITEM 2.  CODE OF ETHICS.

On September 20, 2011, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 46 funds in all. Only 10 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended
May 31,  2012 and 2011 were $304,929 and $304,929, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2012 and 2011 were $70,828 and $63,358, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended May 31, 2012 and 2011.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2012 and 2011.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, AMCO, and the Funds' transfer agent, SAS, for May 31, 2012 and 2011 were $384,984 and $384,316, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2012 and 2011 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (AMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2012

By:*     /s/ Adym Rygmyr
         --------------------------------------------------------------
         Signature and Title:  Adym W. Rygmyr, Secretary

Date:    7/23/12
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:    7/30/12
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    7/30/12
         ------------------------------
*Print the name and title of each signing officer under his or her signature.